                                                                    Exhibit 99.1


================================================================================



                              [priceline.com Logo]



                           ANNUAL SHAREHOLDER MEETING
                           --------------------------
                                  MAY 23, 2002


================================================================================

[priceline.com Logo]
================================================================================

This presentation may contain forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results may differ materially from those expressed, implied or forecasted in any such forward-looking statements. Expressions of future goals and similar expressions including, without limitation, "may," "will," "should," "could," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "targets," or "continue" reflecting something other than historical fact are intended to identify forward-looking statements. The following factors, among others, could cause priceline.com's actual results to differ materially from those described in the forward-looking statements: adverse changes in general market conditions for leisure and other travel products as the result of, among other things, terrorist attacks or hostilities; adverse changes in priceline.com's relationships with airlines and other product and service providers, including, without limitation, the withdrawal of providers from the priceline.com system; the effects of increased competition; systems-related failures and/or security breaches; priceline.com's ability to protect its intellectual property rights; losses by priceline.com and its licensees; legal and regulatory risks and the ability to attract and retain qualified personnel. For a detailed discussion of these and other factors that could cause priceline.com's actual results to differ materially from those described in the forward-looking statements, please refer to priceline.com's most recent Form 10-Q, Form 10-K and Form 8-K filings with the Securities and Exchange Commission. Unless required by law, priceline.com undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.


================================================================================

[priceline.com Logo]
================================================================================

HISTORICAL RESULTS: POST-IPO QUARTERLY PERFORMANCE

               Q2 99       Q3 99     Q4 99     Q1 00     Q2 00     Q3 00     Q4 00     Q1 01     Q2 01     Q3 01    Q4 01     Q1 02
               -------    -------   -------   -------   -------   -------   -------   -------    ------    ------    ------   ------
Revenue        $111.6     $152.2    $169.2    $313.8    $352.1    $341.3    $228.2    $269.7    $364.8    $302.0    $235.3   $261.9
Pro Forma EPS  $ (0.10)   $ (0.08)  $ (0.06)  $ (0.04)  $ (0.01)  $ (0.01)  $ (0.15)  $ (0.03)   $ 0.05    $ 0.03    $ 0.01   $ 0.02


               Q2 99       Q3 99     Q4 99     Q1 00     Q2 00     Q3 00     Q4 00     Q1 01     Q2 01     Q3 01    Q4 01     Q1 02
               -------    -------   -------   -------   -------   -------   -------   -------    ------    ------    ------   ------
Margin            9.4%      12.0%     14.2%     15.6%     15.7%     15.9%     15.4%     16.0%     16.5%     16.7%     16.7%    16.0%
Contribution   $ 10.5     $ 18.2    $ 24.1    $ 49.0    $ 55.2    $ 54.4    $ 35.1    $ 43.1    $ 60.1    $ 50.4    $ 39.3   $ 42.0

================================================================================

[priceline.com Logo]
================================================================================

                                2Q00        3Q00        4Q00        1Q01        2Q01        3Q01        4Q01        1Q02
                                -----       -----       -----       -----       -----       -----       -----       -----
Air Booked Offers                76.6%       71.6%       68.6%       70.7%       67.1%       58.4%       52.9%       51.0%
Hotel Booked Offers              17.2%       19.8%       20.5%       18.8%       21.7%       29.6%       34.8%       36.7%
Rental Car Booked Offers          6.2%        8.6%       10.9%       10.6%       11.3%       12.0%       12.3%       12.3%

                                100.0%      100.0%      100.0%      100.0%      100.0%      100.0%      100.0%      100.0%

[priceline.com Logo]
================================================================================

KEY STRENGTHS:BRAND


o      Powerful Brand Awareness: Top 5 Internet Brand


[America OnLine Logo]                                    [amazon.com Logo]


                              [priceline.com logo]


    [eBay Logo]                                            [Yahoo! Logo]

================================================================================

[priceline.com Logo]
================================================================================

KEY STRENGTHS: CUSTOMER FRANCHISE


                                 GROWING REPEAT

                            2Q00        3Q00         4Q00         1Q01         2Q01          3Q01           4Q01          1Q02
                         ---------    ---------    ---------    ---------    ----------    ----------    ----------    ----------
Cumulative Customers     6,766,773    8,110,798    8,994,660    9,886,150    10,911,191    11,838,529    12,692,611    13,567,403
% Repeat Offers               39.0%        51.3%        54.5%        57.7%         61.2%         62.7%         63.6%         63.6%



                            YEAR/YEAR DEMAND GROWTH

                                  2Q01   107%
                                  3Q01    90%
                                  4Q01   121%
                                  1Q02   114%


================================================================================

[priceline.com Logo]
================================================================================

KEY STRENGTHS: FINANCIAL LEVERAGE

o   Gross margin minus variable expenses running at all-time high


              Gross Margin     % Variable       Margin after Variable
              ------------     ----------       ---------------------
2Q99               9.8%            7.8%                 1.9%
3Q99              12.2%            7.8%                 4.4%
4Q99              14.2%            7.6%                 6.6%
1Q00              15.6%            6.4%                 9.2%
2Q00              15.7%            6.8%                 8.9%
3Q00              15.9%            6.3%                 9.7%
4Q00              15.4%            6.9%                 8.5%
1Q01              16.0%            5.4%                10.6%
2Q01              16.5%            5.2%                11.2%
3Q01              16.7%            6.8%                 9.9%
4Q01              16.7%            6.2%                10.5%
1Q02              16.0%            4.0%                12.0%

================================================================================

[priceline.com Logo]
================================================================================

KEY ASSETS IN PLACE


o    Brand Name / Investment

o    Cash Q1: $178M

o    Margin

o    Lower break-even than any other broad-line seller of travel on the Internet

o    Successfully managed through historical volatility

o    Substantial NOLs

================================================================================

[priceline.com Logo]
================================================================================


GROWTH INITIATIVES

o    Business Recovery

o    New Products

     -    Vacation Packages

     -    Cruises


================================================================================

[priceline.com Logo]
================================================================================


PRICELINE VACATIONS
"BUILD YOUR OWN VACATION, NAME YOUR OWN PRICE"

[GRAPHIC OMITTED]


PRICELINE.COM VACATIONS IS AN ATTRACTIVE PRODUCT EXTENSION OPPORTUNITY,
OFFERING:

Entry into the $1.4B online packaged vacation market

     -    Higher revenue/sale

     -    Higher margins

Operating leverage from priceline's core product

     -    Limited capital expenditure

     -    Built on strength of existing supplier relationships

Enhancement of priceline's key brand attributes

     -    Maintains/supports ownership of "Best Deal"

     -    Broadens brand appeal


================================================================================

[priceline.com Logo]
================================================================================

GROWTH INITIATIVES


o    Business Recovery

o    New Products

     -    Vacation Packages

     -    Cruises

o    eBay


================================================================================

[priceline.com Logo]
================================================================================


eBay PARTNERSHIP


o    Unique travel offering

o    Business relationship

o    Access eBay's 42 million registered users

o    Brand compatibility

o    "Powered By Priceline" platform


================================================================================

[priceline.com Logo]
================================================================================


GROWTH INITIATIVES


o    Business Recovery

o    New Products

     -    Vacation Packages

     -    Cruises

o    eBay

o    On-line Marketing Initiatives

     -    AOL

     -    Other

o    Priceline Mortgage


================================================================================

[priceline.com Logo]
================================================================================


PRICELINE HOME FINANCE

o    Priceline Mortgage: JV between Priceline (49%) / First Alliance Bank (51%)

     -    Best rates and closing costs available (guaranteed)

     -    Float down protection and loan-level pricing

     -    No tradeoffs

     -    Impressive growth with limited marketing support

o Online mortgage penetration gaining consumer acceptance: 1% in 1999; 15% in 2003(1)


================================================================================

================================================================================





                              [priceline.com Logo]






================================================================================